UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2006

CF Industries Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-32597	20-2697511
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

One Salem Lake Drive
Long Grove, IL		60047
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code (847) 438-9500

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

On February 23, 2006, CF Industries Holdings, Inc. issued a press release announcing its results for the  quarter and fiscal year ended December 31, 2005. The press release is attached hereto as Exhibit 99.1.

Item 9.01.              Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release dated February 23, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 23, 2006	CF INDUSTRIES HOLDINGS, INC.

	By:	/s/ Douglas C. Barnard
Name: Douglas C. Barnard
Title: Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated February 23, 2006